SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                                FORM 8-K/A

                              AMENDMENT NO. 1

                              CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                               October 27, 1995
             Date of Report (Date of earliest event reported)


                       AUTOMATIC DATA PROCESSING, INC.
     (Exact name of registrant as specified in its charter)


            Delaware                   1-5397              22-14679
(State or other jurisdiction  (Commission      (IRS Employer
of incorporation             File Number)    (Identification No.)



                      One ADP Boulevard, Roseland, New Jersey 07068
                 (Address of principal executive offices)


     Registrant's telephone number, including area code (201) 994-5





      (Former name or former address, if changed since last report.


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    The undersigned Registrant hereby amends the following item of its Current Report on Form 8-K which was filed with the Securities and Exchange Commission on November 6, 1995:


Item 7.  Financial Statements and Exhibits.

    (a) The financial statements of the acquired business which are required by Item 7(a) of Form 8-K are filed as Exhibit A to this Form 8-K/A.

    (b) The pro forma financial information relative to the acquired business which is required by Item 7(b) of Form 8-K are filed as Exhibit B to this Form 8-K/A.

    (c)  The following are filed as exhibits to this Form 8-K/A:


    Exhibit A       Financial Statements of the acquired business
                    which are required by Item 7(a) of Form 8-K.

                    -    Audited financial statements for the
                         years ended December 31, 1994 and 1993.

                    -    Unaudited financial statements for the
                         six months periods ended June 30, 1995
                         and 1994.

     Exhibit B      Pro Forma Financial Information relative to
                    the acquired business which is required by
                    Item 7(b) of Form 8-K.

                    -    Balance sheet as of June 30, 1995.

                    -    Income statement as of June 30, 1995.

                    -    Notes
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                                 SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         AUTOMATIC DATA PROCESSING, INC.
                         (Registrant)



                         By:    /s/ James B. Benson
                                Name:   James B. Benson
                                Title:  Corporate Vice President




Date:  November 13, 1995
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                             INDEX TO EXHIBITS


     Exhibit A      Financial Statements of the acquired business
                    which are required by Item 7(a) of Form 8-K.

                    -    Audited financial statements for the
                         years ended December 31, 1994 and 1993.

                    -    Unaudited financial statements for the
                         six months periods ended June 30, 1995
                         and 1994.

     Exhibit B      Pro Forma Financial Information relative to
                    the acquired business which is required by
                    Item 7(b) of Form 8-K.

                    -    Balance sheet as of June 30, 1995.

                    -    Income statement as of June 30, 1995.

                    -    Notes



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